Exhibit 99.1

BPZ Energy Provides Update Chapter 11 Process

HOUSTON, TX ‒ June [8], 2015 ‒ BPZ Energy (OTC:BPZRQ) today announced that its Board of Directors has determined that it is in the best interest of the Company’s stakeholders for the Company to undertake an organized process to attempt to sell, in a single transaction, substantially all of its assets, subject to the necessary approvals by the bankruptcy court overseeing the Company’s Chapter 11 case.

As previously announced, and in connection with its Chapter 11 filing, the Company has been engaged in a lengthy and intensive evaluation of potential strategic alternatives in order to preserve and maximize stakeholder value. The potential alternatives included (i) pursuing a strategic transaction with a third party, such as a merger or sale of the Company; (ii) the reinvestment of the Company’s liquid assets in favorable opportunities; and (iii) pursuing third party financing for ongoing operations. However, the process to date has not yielded any opportunities likely to provide greater realizable value than attempting to sell, in a single transaction, substantially all of its assets, given current market conditions and other factors.

Cautionary Statements Regarding Bankruptcy Proceedings

The Company’s security holders are cautioned that trading in the Company’s securities during the pendency of the Bankruptcy Case will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Bankruptcy Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

A plan of reorganization, organized sale of the Company’s assets, or liquidation will likely result in holders of the Company’s capital stock receiving little or no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan of reorganization can be confirmed notwithstanding its rejection by the Company’s equity security holders and notwithstanding the fact that such equity security holders do not receive or retain any property on account of their equity interests under the plan.

ABOUT BPZ ENERGY

BPZ Energy is an independent oil and gas exploration and production company with license contracts covering 1.9 million net acres in four blocks located in northwest Peru. Current operations in these blocks range from early-stage exploration to production. The Company holds a 51% working interest in offshore Block Z-1, where development drilling is currently underway at the Corvina and Albacora fields with joint venture partner Pacific Rubiales Energy Corp. Onshore, the Company holds 100% working interests in Blocks XIX, XXII and XXIII which total 1.6 million acres. In southwest Ecuador, the Company owns a non-operating net profits interest in a producing property. BPZ Energy trades as BPZ Resources, Inc. on the OTC under ticker symbol “BPZRQ”. Please visit www.bpzenergy.com for more information.

FORWARD LOOKING STATEMENT

This Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as “will,” “expected,” "estimated,” and "prospective," and other similar expressions. These forward-looking statements involve risks and uncertainties.

Our actual results could differ materially from those anticipated in these forward looking statements. Such uncertainties include the results of the Chapter 11 proceeding and planned sale of the Company’s assets, successful operation of our new platform in Corvina, the success of our project financing efforts, accuracy of well test results, results of seismic testing, well refurbishment efforts, successful production of indicated reserves, satisfaction of well test period requirements, successful installation of required permanent processing facilities, receipt of all required permits, the successful management of our capital expenditures, and other normal business risks. We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

CAUTIONARY STATEMENT REGARDING CERTAIN INFORMATION RELEASES

The U.S. Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only "reserves" that a company anticipates to be economically producible by application of development projects to known accumulations, and there exists or is a reasonable expectation there will exist, the legal right to produce, or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

We are prohibited from disclosing estimates of oil and gas resources that do not constitute "reserves" in our SEC filings, including any estimates of prospective resources included in this press release.  We may use certain terms in this press release such as “prospective” resources which imply the existence of quantities of resources which the SEC guidelines strictly prohibit U.S. publicly registered companies from including in reported reserves in their filings with the SEC. With respect to "probable" and "possible" reserves, we are required to disclose the relative uncertainty of such classifications of reserves when they are included in our SEC filings. The definition of prospective resources has been excerpted from the Petroleum Resources Management System approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007. Prospective resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective resources have both an associated chance of discovery and a chance of development. Prospective resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub-classified based on project maturity. Further, the reserves estimates contained in this press release are not designed to be, nor are they intended to represent, an estimate of the fair market value of the reserves.

The Company is aware that certain information concerning its operations and production is available from time to time from Perupetro, an instrumentality of the Peruvian government, and the Ministry of Energy and Mines ("MEM"), a ministry of the government of Peru. This information is available from the websites of Perupetro and MEM and may be available from other official sources of which the Company is unaware. This information is published by Perupetro and MEM outside the control of the Company and may be published in a format different from the format used by the Company to disclose such information, in compliance with SEC and other U.S. regulatory requirements.

Additionally, the Company’s joint venture partner in Block Z-1, Pacific Rubiales Energy Corp. (“PRE”), is a Canadian public company that is not listed on a U.S. stock exchange, but is listed on the Toronto (TSX), Bolsa de Valores de Colombia (BVC) and BOVESPA stock exchanges. As such PRE may be subject to different information disclosure requirements than the Company. Information concerning the Company, such as information concerning energy reserves, may be published by PRE outside of our control and may be published in a format different from the format the Company uses to disclose such information, incompliance with SEC and other U.S. regulatory requirements.

The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to consider closely the disclosure in our SEC filings, available from us at 580 Westlake Park Blvd., Suite 525, Houston, Texas 77079; Telephone: (281) 556-6200. These filings can also be obtained from the SEC via the internet at www.sec.gov.

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